IDEX Proprietary & Confidential First Quarter 2018 Earnings April 30, 2018

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • IDEX’s Overview and Outlook • Q1 Financial Performance • Segment Performance • Fluid & Metering Technologies • Health & Science Technologies • Fire & Safety / Diversified Products • 2018 Guidance Summary • Q&A 1 AGENDA

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13675419 • Log on to: www.idexcorp.com 2 Replay Information

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2018, which is available on our website. 3

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 4 IDEX Q1 Financial Performance Sales Adjusted EPS* Adjusted Operating Margin* Free Cash Flow Organic sales growth of 7 percent drove a 25 percent increase in EPS (Dollars in millions, excl. EPS) * Operating margin and EPS data adjusted for restructuring expenses ($1.6M in Q1 2018 and $4.8M in Q1 2017). $300 $500 $700 Q1 $554 $612 2017 2018 $0.00 $0.50 $1.00 $1.50 Q1 $1.03 $1.29 2017 2018 18.0% 20.0% 22.0% 24.0% Q1 21.8% 22.6% 2017 2018 $0 $50 $100 Q1 $75 $62 2017 2018 Organic: 7% increase 25% increase 80 bps increase 18% decrease

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 5 Fluid & Metering Technologies Orders Sales Q1 Sales Mix: Organic 5% Divestiture -1% FX 3% Reported Sales 7% Q1 Highlights:  Industrial market solid across all businesses and showing continued strength  Ag continues to be strong with double-digit organic sales growth  Water remains solid with new products driving growth  Cold winter drove strong truck builds in Energy Adjusted Operating Margin* Organic orders up 7 percent with organic sales up 5 percent * Operating margin data adjusted for restructuring expenses ($0.1M in Q1 2018 and $1.6M in Q1 2017). $0 $100 $200 $300 Q1 $219 $238 2017 2018 $0 $100 $200 $300 Q1 $217 $232 2017 2018 24.0% 26.0% 28.0% 30.0% Q1 27.4% 28.5% 2017 2018 Organic: 7% increase Organic: 5% increase 110 bps increase (Dollars in millions)

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 6 Health & Science Technologies Orders Sales Adjusted Operating Margin* Q1 Sales Mix: Organic 6% Acquisition 1% FX 4% Reported Sales 11% Q1 Highlights:  IVD and Bio market remains solid within Scientific Fluidics and Optics  Sealing Solution had double digit growth led by semiconductor and transportation market demand  MPT had a very strong quarter with an improving project funnel  thinXXS integration going well Revenue growth across all businesses – with organic sales growth of 6 percent * Operating margin data adjusted for restructuring expenses ($1.1M in Q1 2018 and $3.0M in Q1 2017). (Dollars in millions) $100 $150 $200 $250 Q1 $211 $240 2017 2018 $100 $150 $200 $250 Q1 $200 $221 2017 2018 18.0% 20.0% 22.0% 24.0% Q1 22.7% 23.9% 2017 2018 Organic: 8% increase Organic: 6% increase 120 bps increase

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 7 Fire & Safety / Diversified Products Orders Sales Adjusted Operating Margin* Q1 Highlights:  Dispensing delivers double-digit revenue growth  Rescue tool business is strong with emerging market project activity picking up  Fire OEM & Muni business is steady  Band-IT delivers double-digit organic order and revenue growth through new project wins and NPD Strong first quarter with organic order and sales growth across all businesses Q1 Sales Mix: Organic 9% FX 7% Reported Sales 16% * Operating margin data adjusted for restructuring expenses ($0.1M in Q1 2018 and Q1 2017). (Dollars in millions) $50 $100 $150 $200 Q1 $139 $154 2017 2018 $50 $100 $150 $200 Q1 $137 $159 2017 2018 20.0% 22.0% 24.0% 26.0% Q1 23.8% 24.9% 2017 2018 110 bps increase Organic: 5% increase Organic: 9% increase

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Q2 2018 – EPS estimate range: $1.30 – $1.32 – Organic revenue growth: 5 – 6% – Operating margin: ~ 22.5% – Tax rate: ~ 22.5% – FX impact: ~ 3.0% topline tailwind based on March 31, 2018 FX rates – Corporate costs: ~ $20 million FY 2018 – EPS estimate range: $5.05 – $5.20 – Organic revenue growth: 5 – 6% – Operating margin: 22.5 – 23.0% – FX impact: ~ 3.0% topline tailwind based on March 31, 2018 FX rates – Other modeling items: • Tax rate: ~ 23% • Cap Ex: ~ $50 million • Free Cash Flow will be approximately 110% of net income • Corporate costs: ~ $73 – $77 million • EPS estimate excludes all future acquisitions and associated costs and any future restructuring expenses 8 2018 Guidance Summary